EXHIBIT 99.2
                                 ------------

     CSI Computational Materials filed on Form SE dated August 13, 1999.


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                               BROWN & WOOD llp
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                         August 17, 1999

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re: Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1999-1
                           ----------------------------------------------
Ladies and Gentlemen:

          On behalf of Chase Commercial Mortgage Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                               Very truly yours,

                               /s/ TaeHun Kim

                               TaeHun Kim

Enclosure